LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                          ENDED JANUARY 31, 1999

Provides long-term capital growth with guaranteed return of investment on the maturity date to investors who reinvest all dividends and hold their shares to the maturity date.

KEMPER TARGET EQUITY FUND
KEMPER RETIREMENT FUND SERIES VII

            "... Given the challenges of the market climate, we are
             very pleased with the fund's performance ...Our stock
           selection was strong, and translated into good gains. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
9
LARGEST HOLDINGS
10
PORTFOLIO OF
INVESTMENTS
13
FINANCIAL STATEMENTS
15
NOTES TO
FINANCIAL STATEMENTS
18
FINANCIAL HIGHLIGHTS
19
SHAREHOLDERS' MEETING

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER RETIREMENT FUND SERIES VII
TOTAL RETURN*
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

--------------------------------------------------------------------------------
SERIES VII                                             10.15%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not guarantee future results. Investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

*Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. During the period noted, securities prices fluctuated. For additional information, see the prospectus and statement of additional information and the financial highlights at the end of this report.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    1/31/99   7/31/98
--------------------------------------------------------------------------------
SERIES VII                           $11.46    $10.62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 KEMPER RETIREMENT FUND SERIES VII
 RANKINGS AS OF 1/31/99
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER BALANCED TARGET MATURITY CATEGORY**

                                        CLASS A
--------------------------------------------------------------------------------
1-YEAR                               #1 of 13 funds
--------------------------------------------------------------------------------

**Lipper analytical services, inc. rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE SIX-MONTH PERIOD ENDED JANUARY 31, 1999, THE FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                  INCOME     SHORT-TERM     LONG-TERM
                 DIVIDEND   CAPITAL GAIN   CAPITAL GAIN
--------------------------------------------------------------------------------
SERIES VII        $0.21        $0.01          $0.01
--------------------------------------------------------------------------------

TERMS TO KNOW

CONSUMER NONDURABLES STOCKS The stocks from a variety of industries, including food, restaurants, retail, services and entertainment. Consumer nondurable companies produce goods or services that tend to be consumed or replaced within a relatively short period of time. In contrast, consumer durables (such as autos and furniture) are held for longer periods of time. Due to the steadier demand for consumer nondurables, stocks in this sector are often considered more defensive in nature.

GRAY MONDAY On Monday, October 27, 1997, turmoil in Southeast Asian markets triggered a one-day drop of seven percent in the U.S. equity market.

IMF AND G7 NATIONS Two international groups focusing on international economics and monetary policy. The International Monetary Fund (IMF) is an agency of the United Nations. The Group of Seven (G7) is an economic alliance of seven leading nations, including the United States.

TWO-TIER MARKET Describes a security market in which the majority of gains are earned by a small group of companies. In 1998, a two-tier market existed in which only the largest growth-style stocks enjoyed particularly robust gains.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

If you think the first quarter of 1999 has seemed rather anticlimactic compared to 1998, you're not alone. The year began with a quiet bang in the U.S. stock market, with the Dow Jones Industrial Average hitting an all-time high of 9643 points in the first week of January. While stock market volatility has continued, it seems to be phasing investors less and less. Even global events are being taken in stride. Europe's Economic and Monetary Union (EMU) was launched without much notice. And when Brazil's economy recently took a turn for the worse, Wall Street was only mildly concerned. Also contributing to today's laid-back attitude -- the impeachment trial of President Clinton has all but fizzled into obscurity without significantly affecting the U.S. economy or markets.

  Indeed, the U.S. economy looks good. The fundamentals by which we measure the state of the economy remain strong. We continue to see solid consumer spending growth, continued investment spending and low inflation. This suggests that there are no internal problems for continued U.S. economic growth.

  Additionally, we can expect the Federal Reserve Board to keep short-term interest rates steady. On February 3, the Fed left interest rates unchanged. It is likely that this "hands-off" approach will continue at the Fed's March 30 meeting, particularly if U.S. inflation remains in check and there is a degree of financial instability in the international arena.

  The U.S. budget surplus for 1998 came in at $60 billion, with another budget surplus of between $80 billion and $100 billion expected for fiscal 1999. Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained steady. GDP, driven by consumer spending, is expected to grow at an annualized rate of approximately 3 to 3.5 percent in 1999. We also anticipate modest capital spending growth and inventory growth.

  The consumer price index (CPI) remains in the vicinity of 2 percent. However, energy prices, which were down 6 to 7 percent last year and helped keep the CPI down, are unlikely to remain so low this year. For 1999, inflation should register at 2 to 2.5 percent.

  Employment growth has slowed to 2 percent, but combined with real wage growth of between 2 percent and 2.5 percent, produces real income growth between 4 percent and 5 percent. In addition, gains in household net worth, which tends to fuel consumer spending, are on the rise. Banks appear to be only a little less willing to lend in 1999, so the threat of a general credit crunch is minimal. As a result of all these factors, consumer spending should continue to grow this year.

  On a less positive note, corporate profits have slowed in 1999, growing at a rate of 1 percent to 3 percent on a year-over-year basis. As a result, we may see a slowdown in capital spending this year. The current U.S. account deficit is rising, which suggests the U.S. economy is increasingly dependent on foreign capital inflows to finance its economic activity. This is acceptable as long as foreign money continues to flow in. But if foreign investors, particularly the Japanese, no longer wish to invest in the United States, we can expect pressure on interest rates and the dollar, as well as increased uncertainty and market volatility.

  Given the events of the last two years, investors may be comforted by the fact that the U.S. markets and economy have withstood the test of tumultuous times. While certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, continue to recover and grow. As long as the Fed and the Group of Eight leading industrial nations (G8) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as some analysts expected. Indeed, Asian turmoil has not affected U.S. export

ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
-------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

     THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                 [BAR GRAPH]

                                           NOW (2/28/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate(1)                           5                   5.34                   5.57                   6.42
Prime rate(2)                                   7.75                    8.5                    8.5                   8.25
Inflation rate(3)                                1.6                   1.68                   1.63                   3.04
The U.S. dollar(4)                             -1.53                   8.17                   5.05                   7.67
Capital goods orders(5)*                        5.53                   3.05                  12.61                   3.93
Industrial production(5)*                       1.72                   2.71                   5.92                   6.44
Employment growth(6)                            2.23                   2.69                   2.78                   2.47

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
    *DATA AS OF JANUARY 31, 1999.


SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


volumes as much as it has lowered import prices and helped reduce global interest rates.

  Ultimately, Europe's recently inaugurated EMU is likely to bring more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to ease fiscal and monetary policy, foster growth and reduce unemployment. It's going to be interesting to watch as the monetary union continues to evolve. One lesson for investors -- particularly those with international holdings -- is to diversify. With the democratization of the world, the globalization of trade and more free market economies at our fingertips, international markets are becoming more and more attractive. But if you subscribe to the concept of international investment, be cautious -- don't put all of your investment eggs in one basket (i.e. country or region).

  Other key elements to watch in 1999: the race for the next presidency and information technology preparedness for the year 2000. And remember, while it is nearly impossible to predict the next big crisis, preparedness through diversification and risk management are key.

  Thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ John E. Silvia

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN E. SILVIA AS OF MARCH 8, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE

[MCCORMICK PHOTO]

TRACY MCCORMICK JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1994 AND IS A MANAGING DIRECTOR. SHE IS ALSO A VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER TARGET EQUITY FUND. MCCORMICK RECEIVED BOTH HER B.A. AND M.B.A. DEGREES FROM MICHIGAN STATE UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY
TIME, BASED ON MARKET AND OTHER CONDITIONS.

DESPITE A CHALLENGING MARKET CLIMATE DURING THE SEMIANNUAL PERIOD, LEAD PORTFOLIO MANAGER TRACY MCCORMICK LED KEMPER RETIREMENT FUND SERIES VII TO GOOD GAINS. BELOW, MCCORMICK PROVIDES AN OVERVIEW OF MARKET CONDITIONS, HER STOCK-SELECTION DISCIPLINE, AND WHERE SHE'S FINDING THE MOST COMPELLING OPPORTUNITIES.

Q     BEFORE WE DISCUSS KEMPER RETIREMENT FUND SERIES VII, COULD YOU PROVIDE US
WITH AN OVERVIEW OF THE MARKET CONDITIONS?

A     Volatility, the flight to perceived quality, the Russian debt default and a technology stock rally were among the most notable elements influencing the market. Let's examine these factors in greater detail.

      Global economic volatility continued to be par for the course. As we entered the fiscal year on August 1, 1998, the markets were already grappling with uncertainty. Investors were concerned about the strength of domestic corporate earnings and overall economic growth, both domestic and global. From October 1997 -- when Asian economic turmoil precipitated the Gray Monday correction (see Terms To Know) -- investors had become preoccupied with the idea of a "safe haven." They bid the stock prices of a handful of domestic mega-cap growth stocks up to tremendously high levels, while fleeing from smaller-cap stocks and stocks with perceived exposure to Asia. This emotional response resulted in a narrow, "two-tier" market (see Terms To Know) that continued throughout the semiannual period.

      One of the most significant events in recent market history occurred when the Russian government defaulted on its debt. This triggered a full market meltdown. While financial services stocks were among the hardest hit, stocks of all types felt the heat. Plans developed by the G7 nations and the IMF buoyed the market's optimism, however. Investor confidence was further bolstered when the Federal Reserve cut interest rates, and the central banks of 30 other countries followed suit. Nevertheless, uncertainty about Asia, Brazil and Latin America still cast a shadow across the global economy. As in late 1997 and early 1998, investors flocked back to the mega-cap growth favorites.

      After suffering throughout most of 1998, technology stocks came roaring back in December and January. Propelled by investors' heady enthusiasm about the Internet, the technology sector drove the market in the final months of the semiannual period, with both established stocks and more speculative issues thriving.

      In summary, large-cap growth stocks fared much better than the overall market. The Standard and Poor's 500 Index, a benchmark for large-cap stocks, gained 15.02 percent, far exceeding the 2.40 percent earned by the Russell 2000, a small-cap index. We emphasize, however, that an elite group of stocks claims disproportionate representation for the large-cap growth gains.

Q     THE MARKET CERTAINLY HAS EXPERIENCED PLENTY OF UPS AND DOWNS LATELY. HOW
DID THE FUND PERFORM IN THIS CLIMATE?

A     Given the challenges of the market climate, we are very pleased with the fund's performance.

PERFORMANCE UPDATE

For the six months ending January 31, 1999, Kemper Retirement Fund Series VII gained 10.15 percent (unadjusted for any sales charge). Our stock selection was strong, and translated into good gains.

      The fund did trail the S&P 500 index, but we caution investors not to compare apples to oranges. Only 33 percent of the fund's assets are invested in stocks. This modest equity allocation is due to the fund's structure as a guaranteed, target maturity fund. In order to provide the guaranteed return of principal, we invest a significant portion of the portfolio in zero-coupon U.S. Treasury bonds. We're therefore limited in our ability to participate in the equity markets.

      The fund's recent performance underscores the essential risk/return tradeoff of its structure. In exchange for the guaranteed return of principal, we encourage investors to have realistic expectations about the amount of growth-stock exposure that the fund offers.

Q     COULD YOU EXPLAIN WHAT ZERO-COUPON BONDS ARE, AND WHAT ROLE THEY PLAYED
DURING THE SEMIANNUAL PERIOD?

A     Zero-coupon bonds make no periodic payments of interest and are sold at a deep discount to their face value. At maturity, the buyer receives the face value of the bond. The fund invests in U.S. Treasury Bonds, so this payment is guaranteed. However, prior to maturity, the principal value of the zero-coupon bonds is susceptible to volatility, particularly during periods of shifting interest rates.

      Typically, zero-coupon bonds carry lower price tags when interest rates are high. That's because accrued interest makes up the difference between the price at purchase and the face value at maturity. Because interest rates are low, we must allocate a greater portion of Series VII's assets to bonds to cover the guarantee.

      Following the Russian debt default in August, the zero-coupon bonds provided a degree of stability during the turmoil that rocked the equity markets. In the final months of the semiannual period, the zero-coupon exposure prevented the fund's full participation in the strong equity markets.

Q     YOU'VE NOTED THAT MANY INVESTORS FLED TO THE PERCEIVED "SAFE HAVEN" OF
MEGA-CAP GROWTH STOCKS. IN SUCH A VOLATILE CLIMATE, DID YOU MODIFY YOUR INVESTMENT STRATEGY?

A     Rain or shine, we adhere to our growth-at-a-reasonable-price discipline.
To find attractively valued large-cap growth stocks, we follow a research-intensive, bottom-up stock-picking strategy. We rely on our independent analysis, not on the quickly changing and often emotional views of Wall Street. Our approach is rigorous: we tear apart balance sheets and pour over stock-price and industry trends. But for us, analyzing the numbers is just one part of the process. Before we buy a stock, we must have a high degree of confidence in the company's management, their products and their strategy. Our goal is to uncover stocks with a catalyst for potential growth. These catalysts include forward-thinking new management, innovative products, restructurings and strategic repositionings.

      To a degree, the market's flight to perceived quality did hurt the fund's relative performance. Our valuation discipline discouraged us from investing in the high-priced stocks that were driving the market, and placed many quality growth stocks outside of our reach.

Q     WOULD YOU SHARE SOME EXAMPLES THAT TYPIFY YOUR STOCK-SELECTION STRATEGY?

A     Oracle is a leading designer of computer software products. The stock was battered in late 1997 and through 1998. Conventional wisdom was against the company: A large percentage of its sales are international, and many investors were concerned that the growth of database demand was slowing. We, however, saw Oracle as an attractively valued opportunity, and we purchased it late in the summer of 1998. We found the requisite catalyst: Under the guidance of new upper management, Oracle was focusing on exciting software applications. Our analysis suggested that through their database management programming, Oracle could benefit greatly from an increase in Web-based computing. So far, our research and insight have served the fund in good stead.

      Our decision to build our stake in Household International also highlights key elements of our research-intensive approach. Household International's operations include finance and banking, as well as insurance. In 1998, the firm acquired Beneficial, another financial services company. We had owned Beneficial prior to the acquisition, but began to cut back on the fund's exposure to Household International until we could see a clear post-merger story emerge. This proved extremely wise, as we sidestepped losses when the stock declined. Last fall, I visited the company and met with its management. The story was intact, and the merger was playing out as anticipated. Management's more focused

PERFORMANCE UPDATE

approach to credit cards and secured-lending was extremely compelling, and we left our meeting with a high degree of conviction. This, combined with our independent analysis of company fundamentals and balance sheets, led us to bolster the fund's position, and the stock has been an excellent performer during the semiannual period.

Q     HOW DO YOU DECIDE WHEN TO SELL A STOCK?

A     We use the same rigorously researched, growth-at-a-reasonable-price strategy to sell stocks. We monitor and track each stock in the portfolio extremely carefully, alert to any changes in price and fundamentals. We'll sell stocks when their prices reach the pre-established targets that we set for them. This sort of selling, often referred to as "profit taking," requires discipline and long-term focus. Even if a company offers great potential, we won't want to remain invested in it if its price exceeds its long-term growth prospects.

      We also eliminate stocks from the portfolio when we believe that fundamentals are deteriorating, or when the catalyst that originally attracted us to the company shows signs of fading. So, here, too, we're keeping a close eye about what's going on at the company, including changes in strategic directions, or departures of key employees.

Q     COULD YOU PROVIDE US WITH EXAMPLES OF BOTH THE PROFIT-TAKING AND
CATALYST-FADING SCENARIOS?

A     ALZA provides a good example of our profit-taking sell strategy. We purchased ALZA in 1997. Although the stock didn't enjoy abundant publicity at that time, ALZA had a sound product pipeline of drug delivery systems. In late 1998, the company began to attract greater attention from Wall Street and its stock price rose. Additionally, it began to enter a new stage in its operations. At this juncture, we began to take profits, eventually eliminating it from the portfolio.

      In contrast, we sold Alcatel when we saw signals that the original catalyst was beginning to fade. Alcatel is a French telecommunications firm that initially seemed well poised to benefit from the expansion of the European telecommunications industry. However, our analysis of the firm began to cast doubt on the company's long-term merits. Alcatel issued disappointing earnings announcements, and it became apparent to us that the firm's management did not have a good grasp of the infrastructure needs of European companies.

Q     ALTHOUGH THE FUND'S STOCK HOLDINGS TURNED IN COMPELLING GAINS OVERALL,
WERE THERE AREAS THAT DIDN'T WORK OUT AS WELL AS EXPECTED?

A     Energy stocks continued to fight against the tide of poor investor sentiment. An oversupply of cheaply priced crude oil took a toll on oil-service companies. However, we don't believe that this climate will last forever, so the fund continues to have modest energy-stock exposure. Within the fund's oil-stock exposure, we are favoring quality companies with leadership status.

      Impeded by regulatory concerns, railroad stocks have also faced an uphill climb. Nonetheless, we do believe that some railroad stocks, such as Canadian National Railway and Norfolk Southern, continue to offer attractively priced earnings-growth potential. We also believe that railroad stocks could benefit the fund should economic growth accelerate.

Q     YOU'VE MENTIONED THAT TOWARD THE END OF THE SEMIANNUAL PERIOD, TECHNOLOGY
STOCKS DROVE THE STOCK MARKET. WHAT SORT OF TECHNOLOGY EXPOSURE DOES THE FUND HAVE?

A     Technology stocks are well represented in the portfolio. We prefer quality, established companies over less-tested issues. Stocks that we're backing with special conviction include Cisco Systems, Oracle and Texas Instruments. Through hardware, software, and component operations, these companies are fueling the growth of the Internet, while also offering demonstrated histories of earnings growth -- something that most of the fledgling ".com" companies just don't offer.

Q     GIVEN THE CHALLENGES OF THE PAST SIX MONTHS, HOW HAVE YOU STRUCTURED THE
REMAINDER OF THE EQUITY HOLDINGS?

A     In addition to technology stocks, consumer nondurables stocks (see Terms
To Know) are another important theme in the portfolio. We've found appealing media stocks that satisfy our GARP criteria, including Time Warner and Univision Communication, both broadcasting/ entertainment stocks, and Young & Rubicam, an advertising firm.

      Relative to the S&P 500 index, the fund is overweighted in food stocks. We're finding valuations we like, as well as compelling catalysts. For instance, through its acquisition of American Stores, Albertson's is taking a leading role in the grocery industry's consolidation. Meanwhile, we feel that H.J. Heinz Co.'s new, more-aggressive management could

PERFORMANCE UPDATE

be a catalyst for improved long-term growth. We've also backed McCormick & Co. with conviction. Our research indicates that the stock is attractively valued relative to its long-term growth potential. McCormick & Co. faces a low level of competition, further bolstering its appeal.

      Within the utilities sector, we've gravitated to telecommunications stocks. These stocks tend to offer better growth than gas or electric utilities. We like AT&T quite a bit. Under new Chief Executive Officer Michael Armstrong, the company really seems to be taking off, making strategic acquisitions and building relationships with cable and wireless companies. Other telecommunications holdings give the fund exposure to rapidly growing regional bell operators (Cincinnati Bell) and long-distance providers (MCI WorldCom).

      We're finding fewer attractively priced choices within the health care sector. Nonetheless, some stocks have met our criteria. The fund holds pharmaceutical powerhouses Pfizer and Eli Lilly & Co. We also believe that Medtronic, a medical technology firm, offers high upside potential. Medtronic struggled in the past to meet earnings expectations, but we believe that the strong new-product cycles and recent acquisitions are good potential catalysts for rapid earnings growth.

      In the financial services group, the fund had been more heavily weighted to insurance stocks than it is now. Our research suggests that in order to bolster their earnings-growth numbers, the insurance industry would have to begin another round of consolidation. The fund is invested more heavily in money- center banks than it had been at the start of the semiannual period. After the August market correction, we took advantage of attractive valuations within the money-center bank group to build positions.

Q     AS THE FUND ENTERS THE SECOND HALF OF THE FISCAL YEAR, HOW DO YOU FEEL
ABOUT THE MARKET CLIMATE?

A     When it comes to the short-term stock market activity, no one can guarantee what's coming around the bend. There's every reason to believe that short-term volatility will continue, however.

      That said, I think that there are still ample opportunities for long-term investors. It's just a question of knowing where to seek those opportunities. Discipline and thorough research continue to direct our pursuit, and we place high confidence in these guides.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST STOCK HOLDINGS*
REPRESENTING 20.7 PERCENT OF THE FUND'S TOTAL NET ASSETS ON JANUARY 31, 1999

--------------------------------------------------------------------------------------
            Holdings                                                           Percent
--------------------------------------------------------------------------------------
1.          Motorola                      Manufactures electronic                2.7%
                                          communications equipment and
                                          components.
--------------------------------------------------------------------------------------
2.          Bell Atlantic                 Provides local telephone services      2.7%
                                          to various east coast states, as
                                          well as systems integration and
                                          directory publishing services.
--------------------------------------------------------------------------------------
3.          Texas Instruments             A high technology company with         2.5%
                                          sales or manufacturing operations
                                          in more than 30 countries.
                                          Products and services include
                                          semiconductors, defense electronic
                                          systems, software productivity
                                          tools, computer peripheral
                                          products and consumer products.
--------------------------------------------------------------------------------------
4.          Cisco Systems                 Largest, most comprehensive            2.3%
                                          supplier of routing systems that
                                          direct the flow of data between
                                          local area networks.
--------------------------------------------------------------------------------------
5.          Microsoft                     Develops, markets and supports a       2.0%
                                          variety of microcomputer software,
                                          operating systems, language and
                                          application programs, related
                                          books and peripheral devices.
--------------------------------------------------------------------------------------
6.          Hewlett-Packard               Produces computer and electronic       1.9%
                                          equipment, including computer
                                          systems, printers, scanners, and
                                          data-storage devices.
--------------------------------------------------------------------------------------
7.          Eli Lilly & Co.               Develops, manufactures and sells       1.7%
                                          pharmaceutical and animal-health
                                          products.
--------------------------------------------------------------------------------------
8.          Medtronic                     Develops, manufactures, and            1.7%
                                          markets therapeutic medical
                                          devices designed to improve
                                          cardiovascular and neurological
                                          health.
--------------------------------------------------------------------------------------
9.          Raytheon                      A diversified technology-based         1.6%
                                          company active in electronics,
                                          aircraft products, and energy and
                                          environmental services.
--------------------------------------------------------------------------------------
10.         Bristol-Myers Squibb          A diversified global manufacturer      1.6%
                                          of health and personal care
                                          products.
--------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER RETIREMENT FUND -- SERIES VII

PORTFOLIO OF INVESTMENTS AT JANUARY 31, 1999 (UNAUDITED)
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL
                                                                                                   AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT
OBLIGATIONS--65.8%
                                              U.S. Treasury, zero coupon, 2008
                                              (Cost: $25,210)                                      $42,500       $26,991
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
COMMON STOCKS                                                                                      SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--3.1%
                                              AT&T Corp.                                             2,350           213
                                              Ameritech Corp.                                        1,800           117
                                              Bell Atlantic Corp.                                    6,000           360
                                              Cincinnati Bell, Inc.                                  6,000           122
                                              Frontier Corp.                                         4,600           166
                                           (a)MCI WorldCom, Inc.                                     1,350           108
                                              SBC Communications, Inc.                               2,500           135
                                              US West, Inc.                                          1,000            62
                                              ------------------------------------------------------------------------------
                                                                                                                   1,283
--------------------------------------------- ------------------------------------------------------------------------------
CONSUMER
DISCRETIONARY--1.9%
                                              Home Depot                                             3,200           193
                                              May Department Stores Co.                              2,700           163
                                           (a)Mirage Resorts, Inc.                                   4,000            57
                                              Newell Co.                                             3,600           150
                                              Wal-Mart Stores, Inc.                                  2,500           215
                                              ------------------------------------------------------------------------------
                                                                                                                     778
--------------------------------------------- ------------------------------------------------------------------------------
CONSUMER STAPLES--3.1%
                                              Albertson's, Inc.                                      2,875           175
                                              Coca-Cola Co.                                          3,000           196
                                              ConAgra, Inc.                                          3,600           117
                                              Dean Foods Co.                                         1,300            51
                                              Dial Corp.                                             3,750           102
                                              H.J. Heinz Co.                                         2,500           141
                                              McCormick & Co.                                        5,500           162
                                              PepsiCo                                                4,000           156
                                              Procter & Gamble Co.                                   2,000           182
                                              ------------------------------------------------------------------------------
                                                                                                                   1,282
--------------------------------------------- ------------------------------------------------------------------------------
DURABLES--.4%
                                              Federal-Mogul Corp.                                    2,500           148
                                              ------------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------------
ENERGY--1.1%
                                              Chevron Corp.                                          1,400           105
                                           (a)Conoco, Inc. "A"                                       2,800            56
                                              Mobil Corp.                                            1,200           105
                                              Royal Dutch Petroleum Co.                              1,500            60
                                              Texaco                                                   800            38
                                              Unocal Corp.                                           2,500            71
                                              ------------------------------------------------------------------------------
                                                                                                                     435

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                                                                   SHARES         VALUE
----------------------------------------------------------------------------------------------------------------------------
FINANCE--4.8%
                                              American Express Co.                                   1,600       $   165
                                              American International Group, Inc.                     1,800           185
                                              BancBoston Corp.                                       2,000            74
                                              BankAmerica Corp.                                      2,263           151
                                              Chase Manhattan Corp.                                  2,000           154
                                              CIGNA Corp.                                            2,500           206
                                              Citigroup Inc.                                         3,100           174
                                              Compass Bancshares                                     1,500            53
                                              Federal National Mortgage Association                  1,500           109
                                              First Security Corporation of Utah                     3,000            61
                                              First Tennessee National Corp.                         2,000            73
                                              Household International                                4,759           209
                                              Jefferson-Pilot Corp.                                  2,350           178
                                              MGIC Investment Corp.                                  2,200            80
                                              UNUM Life Insurance Company of America                 1,500            91
                                              ------------------------------------------------------------------------------
                                                                                                                   1,963
----------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--5.1%
                                              Abbott Laboratories                                    3,900           181
                                              American Home Products Corp.                           2,700           158
                                              Baxter International, Inc.                             3,000           213
                                              Becton Dickinson & Co.                                 4,000           143
                                              Bristol-Myers Squibb Co.                               1,700           218
                                              Eli Lilly & Co.                                        2,500           234
                                              Glaxo Wellcome PLC (ADR)                               1,500           102
                                              Medtronic, Inc.                                        2,890           230
                                              Pfizer, Inc.                                           1,500           193
                                              Schering-Plough Corp.                                  2,600           142
                                              SmithKline Beecham Group PLC (ADR)                     3,000           203
                                              Warner-Lambert Co.                                     1,000            72
                                              ------------------------------------------------------------------------------
                                                                                                                   2,089
----------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--1.5%
                                              Emerson Electric Co.                                   2,900           169
                                              General Electric Co.                                   1,400           147
                                              Raytheon Co. "A"                                       3,962           221
                                              Waste Management, Inc.                                 1,500            75
                                              ------------------------------------------------------------------------------
                                                                                                                     612
----------------------------------------------------------------------------------------------------------------------------
MEDIA--3.0%
                                           (a)CBS Corp.                                              5,400           184
                                           (a)Infinity Broadcasting Corp.                            3,700           102
                                           (a)Jacor Communications "A"                               1,300            90
                                              R.R. Donnelley & Sons Co.                              3,000           113
                                           (a)Tele-Comm Liberty Media Group "A"                      3,500           189
                                              Time Warner, Inc.                                      1,950           122
                                              Tribune Co.                                            2,000           128
                                           (a)Univision Communication, Inc.                          4,000           180
                                           (a)Young & Rubicam                                        3,100           124
                                              ------------------------------------------------------------------------------
                                                                                                                   1,232

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                                                                   SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--8.1%
                                           (a)Applied Materials, Inc.                                2,000       $   127
                                              Automatic Data Processing                              3,000           128
                                              Cisco Systems                                          2,800           313
                                              Compaq Computer                                        2,500           119
                                           (a)Convergys Corp.                                        6,000           108
                                              Hewlett-Packard Co.                                    3,250           255
                                              Intel Corp.                                            1,000           141
                                              International Business Machines                        1,050           192
                                           (a)Intuit                                                 1,800           165
                                           (a)Microsoft Corp.                                        1,500           263
                                              Motorola                                               5,000           361
                                              Oracle Corp.                                           3,700           205
                                           (a)Seagate Technology                                     4,000           163
                                           (a)Sun Microsystems                                       1,500           168
                                              Texas Instruments                                      3,500           346
                                              Xerox Corp.                                            1,200           149
                                           (a)Xilinx, Inc.                                           1,700           141
                                              ------------------------------------------------------------------------------
                                                                                                                   3,344
----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--.9%
                                              CSX Corp.                                              2,000            80
                                              Canadian National Railway Co.                          2,000           106
                                              Norfolk Southern Corp.                                 6,200           171
                                              ------------------------------------------------------------------------------
                                                                                                                     357
                                              ------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS--33.0%
                                              (Cost: $11,005)                                                     13,523
                                              ------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
                                                                                                     AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--1.2%
                                           (b)Repurchase agreement--
                                              Investors Fiduciary Trust Co.,
                                              dated 1/29/99, 4.00%, due 2/1/99
                                              (Cost: $497)                                            $497          497
                                              ----------------------------------------------------------------------------
                                              TOTAL INVESTMENT PORTFOLIO--100%
                                              (Cost: $36,712)                                                   $41,011
                                              ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or U.S. Government agency securities. The collateral is monitored daily by the fund so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $36,712,000 for federal income tax purposes at January 31, 1999, the gross unrealized appreciation was $4,479,000, the gross unrealized depreciation was $180,000 and the net unrealized appreciation on investments was $4,299,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JANUARY 31, 1999 (UNAUDITED)
(IN THOUSANDS)

-----------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------
Investments, at value
(Cost: $36,712)                                                 $41,011
-----------------------------------------------------------------------
Cash                                                                 49
-----------------------------------------------------------------------
Receivable for:
  Investments sold                                                  233
-----------------------------------------------------------------------
  Fund shares sold                                                   66
-----------------------------------------------------------------------
  Dividends and interest                                             14
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 41,373
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------

Payable for:
  Investments purchased                                             327
-----------------------------------------------------------------------
  Fund shares redeemed                                                6
-----------------------------------------------------------------------
  Management fee                                                     16
-----------------------------------------------------------------------
  Administrative services fee                                        15
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             17
-----------------------------------------------------------------------
  Trustees' fees and other                                           14
-----------------------------------------------------------------------
    Total liabilities                                               395
-----------------------------------------------------------------------
NET ASSETS                                                      $40,978
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------

Paid-in capital                                                 $36,916
-----------------------------------------------------------------------
Accumulated net realized loss on investments                       (341)
-----------------------------------------------------------------------
Net unrealized appreciation on investments                        4,299
-----------------------------------------------------------------------
Undistributed net investment income                                 104
-----------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $40,978
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 THE PRICING OF SHARES
-----------------------------------------------------------------------

Shares outstanding                                                3,575
-----------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
(net assets / shares outstanding)                                $11.46
-----------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE
(net asset value, plus 5.26% of net asset value or 5.00% of
offering price)                                                  $12.06
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JANUARY 31, 1999 (UNAUDITED)
(IN THOUSANDS)

------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------
  Interest                                                                          $  577
------------------------------------------------------------------------------------------
  Dividends                                                                             68
------------------------------------------------------------------------------------------
    Total investment income                                                            645
------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                        81
------------------------------------------------------------------------------------------
  Administrative services fee                                                           41
------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                26
------------------------------------------------------------------------------------------
  Professional fees                                                                      4
------------------------------------------------------------------------------------------
  Reports to shareholders                                                               15
------------------------------------------------------------------------------------------
  Trustees' fees and other                                                               7
------------------------------------------------------------------------------------------
    Total expenses                                                                     174
------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                  471
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------

  Net realized loss on sales of investments                                           (337)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                               3,243
------------------------------------------------------------------------------------------
Net gain on investments                                                              2,906
------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $3,377
------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                 SIX MONTHS
                                                                   ENDED               YEAR
                                                                JANUARY 31,           ENDED
                                                                    1999             JULY 31,
                                                                (UNAUDITED)            1998
---------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------
  Net investment income                                           $   471                443
---------------------------------------------------------------------------------------------
  Net realized gain (loss)                                           (337)                65
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                             3,243                870
---------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                3,377              1,378
---------------------------------------------------------------------------------------------
  Distribution from net investment income                            (699)              (125)
---------------------------------------------------------------------------------------------
  Distribution from net realized gain                                 (66)                --
---------------------------------------------------------------------------------------------
Total dividends to shareholders                                      (765)              (125)
---------------------------------------------------------------------------------------------
Net increase from capital share transactions                       12,579             19,984
---------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       15,191             21,237
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------

Beginning of period                                                25,787              4,550
---------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income
of $104 and $332, respectively)                                   $40,978             25,787
---------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Retirement Fund Series VII (the fund) is a series of Kemper Target Equity Fund (the trust), an open-end, management investment company, organized as a business trust under the laws of Massachusetts. The objectives of the fund are to provide a guaranteed return of investment on the Maturity Date (May 15, 2008) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital. The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the fund's portfolio, as well as by a guarantee from Scudder Kemper Investments, Inc., the fund's investment manager.
--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported on the Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             EXPENSES. Expenses arising in connection with a series of the trust are allocated to that series. Other trust expenses are allocated among the series in proportion to their relative net assets.

                             FUND SHARE VALUATION. Fund shares are sold to the public during a limited offering period, which may be extended or shortened at the option of the fund. Fund shares are redeemed on a continuous basis and are sold and redeemed at net asset value (plus a commission on most sales). On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange by dividing the total value of the fund's

NOTES TO FINANCIAL STATEMENTS

                             investments and other assets, less liabilities, by the number of shares outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .50% of average daily net assets. The fund incurred a management fee of $81,000 for the six months ended
                             January 31, 1999.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved the new investment management agreement through a proxy solicitation that concluded in mid-December.

                             UNDERWRITING AGREEMENT. The trust has an underwriting agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of the fund's shares for the six months ended January 31, 1999 are $59,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The trust has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the six months ended January 31, 1999 are $41,000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the trust's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent for the fund. Under the agreement, KSvC received shareholder services fees of $18,000 for the six months ended January 31, 1999.

NOTES TO FINANCIAL STATEMENTS

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the trust are also officers or directors of Scudder Kemper. For the six months ended January 31, 1999, the fund made no payments to its officers and incurred trustees' fees of $1,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended January 31, 1999,
                             investment transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $17,921
                             Proceeds from sales                           5,358

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                                       SIX MONTHS ENDED      YEAR ENDED
                                                                                       JANUARY 31, 1999    JULY 31, 1998
                                                                                       ----------------   ----------------
                                                                                       SHARES   AMOUNT    SHARES   AMOUNT
                                         ---------------------------------------------------------------------------------
                                         Shares sold                                   1,265    13,878    2,064    $21,046
                                         ---------------------------------------------------------------------------------
                                         Shares issued in reinvestment of dividends       66       737       16        151
                                         ---------------------------------------------------------------------------------
                                         Shares redeemed                                (184)   (2,036)    (117)    (1,213)
                                         ---------------------------------------------------------------------------------
                                         NET INCREASE FROM CAPITAL SHARE TRANSACTIONS           12,579             $19,984
                                         ---------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           SIX MONTHS                  MONTH
                                              ENDED      YEAR ENDED    ENDED     MAY 1(A) TO
                                           JANUARY 31,    JULY 31,    JULY 31,    JUNE 30,
                                              1999          1998        1997        1997
--------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 10.62         9.78       9.23         9.00
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .10          .21        .01          .02
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain               .97          .73        .54          .21
--------------------------------------------------------------------------------------------
Total from investment operations                1.07          .94        .55          .23
--------------------------------------------------------------------------------------------
Less dividends
  Distribution from net investment income        .21          .10         --           --
--------------------------------------------------------------------------------------------
  Distribution from net realized gain            .02           --         --           --
--------------------------------------------------------------------------------------------
Total dividends                                  .23          .10         --           --
--------------------------------------------------------------------------------------------
Net asset value, end of period               $ 11.46        10.62       9.78         9.23
--------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  10.15%        9.68       5.96         2.56
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses                                        1.06%        1.21        .95         1.17
--------------------------------------------------------------------------------------------
Net investment income                           2.90%        2.79       3.45         3.16
--------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                   $40,978       25,787      4,550        2,043
--------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              33%          43          6           12
--------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Data for the period ended January 31, 1999 is unaudited.

(a) Commencement of operations.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held and adjourned to January 15, 1999. Kemper Retirement Fund Series VII shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain
      1,543,027  24,900    46,892

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For     Against   Abstain
      1,210,225  119,140   176,581

Investment policies

         For     Against   Abstain
      1,210,225  119,140   176,581

Diversification

         For     Against   Abstain
      1,211,547  117,818   176,581

Borrowing

         For     Against   Abstain
      1,211,167  118,198   176,581

Senior securities

         For     Against   Abstain
      1,210,572  118,793   176,581

Concentration

         For     Against   Abstain
      1,211,547  117,818   176,581

Underwriting of securities

         For     Against   Abstain
      1,202,930  126,435   176,581

Investment in real estate

         For     Against   Abstain
      1,201,146  128,219   176,581

Purchase of commodities

         For     Against   Abstain
      1,210,436  118,929   176,581

Lending

         For     Against   Abstain
      1,209,801  119,563   176,581

Margin purchases and short sales

         For     Against   Abstain
      1,209,026  120,338   176,581

Pledging of assets

         For     Against   Abstain
      1,211,547  117,818   176,581

Purchases of securities

         For     Against   Abstain
      1,211,547  117,818   176,581

TRUSTEES AND OFFICERS

TRUSTEES                          OFFICERS

DANIEL PIERCE                     MARK S. CASADY           MAUREEN E. KANE
Chairman and Trustee              President                Assistant Secretary
JAMES E. AKINS                    PHILIP J. COLLORA        CAROLINE PEARSON
Trustee                           Vice President and       Assistant Secretary
                                  Secretary
ARTHUR R. GOTTSCHALK                                       ELIZABETH C. WERTH
Trustee                           JOHN R. HEBBLE           Assistant Secretary
                                  Treasurer                BRENDA LYONS
FREDERICK T. KELSEY                                        Assistant Treasurer
Trustee                           TRACY MCCORMICK
                                  Vice President
THOMAS W. LITTAUER
Trustee and                       ANN M. MCCREARY
Vice President                    Vice President
FRED B. RENWICK                   KATHRYN L. QUIRK
Trustee                           Vice President
JOHN B. TINGLEFF                  CORNELIA SMALL
Trustee                           Vice President
JOHN G. WEITHERS                  LINDA J. WONDRACK
Trustee                           Vice President

--------------------------------------------------------------------------------
LEGAL COUNSEL                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                  222 North LaSalle Street
                                  Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                       KEMPER SERVICE COMPANY
SERVICE AGENT                     P.O. Box 419557
                                  Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                     STATE STREET BANK & TRUST
TRANSFER AGENT                    225 Franklin Street
                                  Boston, MA 02110
                                  INVESTORS FIDUCIARY TRUST COMPANY
                                  801 Pennsylvania Avenue
                                  Kansas City, MO 64105
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER             KEMPER DISTRIBUTORS, INC.
                                  222 South Riverside Plaza   Chicago, IL 60606
                                  www.kemper.com

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Target Equity Fund VII prospectus.
KRF7 - 3 (3/24/99) 1068910